SBL FUND

PROSPECTUS


MAY 1, 2000
AS SUPPLEMENTED MAY 11, 2000


*  Series A (Equity Series)
*  Series B (Large Cap Value Series)
*  Series C (Money Market Series)
*  Series D (Global Series)
*  Series E (Diversified Income Series)
*  Series G (Large Cap Growth Series)
*  Series H (Enhanced Index Series)
*  Series I (International Series)
*  Series J (Mid Cap Growth Series)
*  Series K (Global Strategic Income Series)
*  Series L (Capital Growth Series)
*  Series M (Global Total Return Series)
*  Series N (Managed Asset Allocation Series)
*  Series O (Equity Income Series)
*  Series P (High Yield Series)
*  Series Q (Small Cap Value Series)
*  Series S (Social Awareness Series)
*  Series T (Technology Series)
*  Series V (Mid Cap Value Series)
*  Series W (Main Street Growth and Income(R) Series)
*  Series X (Small Cap Growth Series)
*  Series Y (Select 25 Series)

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The  Securities and Exchange  Commission  has not approved or disapproved  these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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[SDI LOGO]
SECURITY DISTRIBUTORS, INC.
A Member of The Security
Benefit Group of Companies
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                               TABLE OF CONTENTS
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SERIES' OBJECTIVES..........................................................   3
    Series A (Equity Series)................................................   3
    Series B (Large Cap Value Series).......................................   3
    Series C (Money Market Series)..........................................   3
    Series D (Global Series)................................................   3
    Series E (Diversified Income Series)....................................   3
    Series G (Large Cap Growth Series)......................................   3
    Series H (Enhanced Index Series)........................................   3
    Series I (International Series).........................................   3
    Series J (Mid Cap Growth Series)........................................   3
    Series K (Global Strategic Income Series)...............................   3
    Series L (Capital Growth Series)........................................   3
    Series M (Global Total Return Series)...................................   3
    Series N (Managed Asset Allocation Series)..............................   3
    Series O (Equity Income Series).........................................   3
    Series P (High Yield Series)............................................   3
    Series Q (Small Cap Value Series).......................................   3
    Series S (Social Awareness Series)......................................   3
    Series T (Technology Series)............................................   3
    Series V (Mid Cap Value Series).........................................   3
    Series W (Main Street Growth and Income(R) Series)......................   3
    Series X (Small Cap Growth Series)......................................   3
    Series Y (Select 25 Series).............................................   3

SERIES' PRINCIPAL INVESTMENT STRATEGIES.....................................   3
    Series A (Equity Series)................................................   3
    Series B (Large Cap Value Series).......................................   4
    Series C (Money Market Series)..........................................   4
    Series D (Global Series)................................................   5
    Series E (Diversified Income Series)....................................   5
    Series G (Large Cap Growth Series)......................................   6
    Series H (Enhanced Index Series)........................................   7
    Series I (International Series).........................................   7
    Series J (Mid Cap Growth Series)........................................   8
    Series K (Global Strategic Income Series)...............................   8
    Series L (Capital Growth Series)........................................   9
    Series M (Global Total Return Series)...................................  10
    Series N (Managed Asset Allocation Series)..............................  11
    Series O (Equity Income Series).........................................  11
    Series P (High Yield Series)............................................  12
    Series Q (Small Cap Value Series).......................................  12
    Series S (Social Awareness Series)......................................  13
    Series T (Technology Series)............................................  13
    Series V (Mid Cap Value Series).........................................  14
    Series W (Main Street Growth and Income(R) Series)......................  14
    Series X (Small Cap Growth Series)......................................  15
    Series Y (Select 25 Series).............................................  15
MAIN RISKS..................................................................  16
    Market Risk.............................................................  16
    Smaller Companies.......................................................  16
    Value Stocks............................................................  16
    Growth Stocks...........................................................  17
    Foreign Securities......................................................  17
    Emerging Markets........................................................  17
    Options and Futures.....................................................  17
    Short Sales.............................................................  17
    Active Trading..........................................................  18
    Interest Rate Risk......................................................  18
    Credit Risk.............................................................  18
    Prepayment Risk.........................................................  18
    Mortgage-Backed Securities..............................................  18
    Restricted Securities...................................................  18
    High Yield Securities...................................................  19
    Interest Rate Swap Agreements...........................................  19
    Social Investing........................................................  19
    Focused Investment Strategy.............................................  19
    Non-Diversification.....................................................  19
    Concentration...........................................................  19
    Investment in Investment Companies......................................  19
    Technology Stocks.......................................................  19
    Additional Information..................................................  19

PAST PERFORMANCE............................................................  20

INVESTMENT MANAGER..........................................................  27
    Management Fees.........................................................  29
    Portfolio Managers......................................................  29

PURCHASE AND REDEMPTION OF SHARES...........................................  32

BROKERAGE ENHANCEMENT PLAN..................................................  32

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................  32

DETERMINATION OF NET ASSET VALUE............................................  32

GENERAL INFORMATION.........................................................  33
    Contractowner Inquiries.................................................  33

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  33
    Convertible Securities and Warrants.....................................  33
    Foreign Securities......................................................  33
    Emerging Markets........................................................  34
    Smaller Companies.......................................................  34
    Asset-Backed Securities.................................................  34
    Mortgage-Backed Securities..............................................  34
    Restricted Securities...................................................  35
    High Yield Securities...................................................  35
    Hard Asset Securities...................................................  36
    Guaranteed Investment Contracts ("GICs")................................  36
    Futures and Options.....................................................  36
    Hybrid Instruments......................................................  36
    Swaps, Caps, Floors and Collars.........................................  37
    When-Issued Securities and Forward Commitment Contracts.................  37
    Cash Reserves...........................................................  37
    Shares of Other Investment Companies....................................  37
    Borrowing...............................................................  37

FINANCIAL HIGHLIGHTS........................................................  38
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SERIES' OBJECTIVES

Described below are the investment objectives for each of the Series. SBL Fund's Board of Directors may change the investment objectives without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their objectives.

SERIES A (EQUITY SERIES) -- Series A seeks long-term capital growth.

SERIES B (LARGE CAP VALUE SERIES) -- Series B seeks long-term growth of capital with secondary emphasis on income.

SERIES C (MONEY MARKET SERIES) -- Series C seeks a level of current income consistent with preservation of capital by investing in money market securities with varying maturities.

SERIES D (GLOBAL SERIES) -- Series D seeks long-term growth of capital primarily through investment in common stocks and equivalents of companies in foreign countries and the United States.

SERIES E (DIVERSIFIED INCOME SERIES) -- Series E seeks to provide current income with security of principal by investing primarily in a diversified portfolio of investment-grade debt securities. The debt securities in which Series E invests will primarily be domestic securities, but may also include dollar denominated foreign securities.

SERIES G (LARGE CAP GROWTH SERIES) -- Series G seeks long-term capital growth.

SERIES H (ENHANCED INDEX SERIES) -- Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SERIES I (INTERNATIONAL SERIES) -- Series I seeks long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES J (MID CAP GROWTH SERIES) -- Series J seeks capital appreciation.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- Series K seeks high current income and, as a secondary objective, capital appreciation.

SERIES L (CAPITAL GROWTH SERIES) -- Series L seeks growth of capital by pursuing aggressive investment policies.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- Series M seeks high total return, consisting of capital appreciation and current income.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- Series N seeks a high level of total return.

SERIES O (EQUITY INCOME SERIES) -- Series O seeks to provide substantial dividend income and also capital appreciation.

SERIES P (HIGH YIELD SERIES) -- Series P seeks high current income. Capital appreciation is a secondary objective.

SERIES Q (SMALL CAP VALUE SERIES) -- Series Q seeks capital growth.

SERIES S (SOCIAL AWARENESS SERIES) -- Series S seeks capital appreciation.

SERIES T (TECHNOLOGY SERIES) -- Series T seeks long-term capital appreciation by investing in the equity securities of technology companies.

SERIES V (MID CAP VALUE SERIES) -- Series V seeks long-term growth of capital.

SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES) -- Series W seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

SERIES X (SMALL CAP GROWTH SERIES) -- Series X seeks long-term growth of capital.

SERIES Y (SELECT 25 SERIES) -- Series Y seeks long-term growth of capital.

SERIES' PRINCIPAL INVESTMENT STRATEGIES

SERIES A (EQUITY SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of stocks, which may include ADRs and convertible securities.

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AMERICAN DEPOSITARY RECEIPTS (ADRS) are U.S.  dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter.
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To choose stocks, the Investment Manager, Security Management Company, LLC, uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to reduce the Series' potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.

VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued in terms of price or other financial measurements and that have above average growth potential.
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The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

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INDEX-BASED   INVESTMENTS,   such  as  S&P  Depositary  Receipts  (SPDRs),  hold
substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500.
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Under  adverse  market  conditions,  the Series  could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES B (LARGE CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of stocks, which may include ADRs. The Investment Manager selects stocks that it believes are attractively valued with above-average growth potential. The Series may also invest in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and stocks that provide income will make up at least 25% of the Series' portfolio.

The Investment Manager uses a value-oriented strategy to choose stocks. The Investment Manager identifies stocks that are undervalued in terms of price or other financial measurements with above average growth potential. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities include U.S. government securities, foreign debt securities that are denominated in U.S. dollars and high yield securities (also referred to as "junk bonds").

The Series may purchase securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the options and Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Series could invest some or all of its assets in cash, government bonds or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES C (MONEY MARKET SERIES) -- The Series pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments. Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

*   maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*   invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY  MARKET  INSTRUMENT  is a  short-term  IOU issued by banks or other U.S.
corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.
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The  Investment  Manager  attempts  to  increase  return and manage  risk by (1)
maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by IBC Donoghue; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

The Series may purchase money market securities that have not been registered under the federal securities laws; provided that the securities are eligible for resale pursuant to Rule 144A.

SERIES D (GLOBAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series. Investments in debt securities may be made in uncertain market conditions.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1)
the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

*   Stocks of small, medium and large growth-oriented companies worldwide

*   Companies that stand to benefit from global growth trends

* Businesses with strong competitive positions and high demand for their products or services

* Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds diversifies broadly across countries and industries. The Series can buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and to adjust its exposure to certain markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic countries and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES E (DIVERSIFIED INCOME SERIES) -- The Series pursues its objectives by investing, under normal circumstances, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a weighted average duration of 4 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series may invest include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities and total return swap agreements.

Series E also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities.

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DEBT  SECURITIES,  which are also called BONDS or DEBT  OBLIGATIONS,  are like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of
interest  (or  income).   Although  some  bonds'   interest   rates  may  adjust
periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

TOTAL RETURN SWAP AGREEMENTS involve the payment by the Series of a floating rate of interest in exchange for the total rate of return on a benchmark index. For example, instead of investing in the securities of a particular benchmark index, the Series could enter into a swap agreement and receive the total return of the benchmark index, in return for a floating rate payment to the counterparty.
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The Investment  Manager uses a "bottom-up"  approach in selecting  asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cashflow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

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BOTTOM-UP  APPROACH  means  that  the  Investment  Manager  looks  primarily  at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.
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To determine the relative value of a security,  the Investment  Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

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CREDIT QUALITY RATING is a measure of the issuer's  expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest  credit  rating has a very strong degree of certainty
(or  safety)  with  respect  to  making  all   payments.   An  issuer  with  the
second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.
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The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests.

Under adverse market conditions, the Series could invest some or all of its assets in cash, debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES G (LARGE CAP GROWTH SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Series invests primarily in a portfolio of common stocks, which may include American Depositary Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible into common stocks. The Series defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Series is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified series. The Series may also concentrate its investments in a particular industry or group of related industries, although it has no present intention of doing so.

The Investment Manager uses a growth-oriented strategy to choose stocks, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

Series G also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES H (ENHANCED INDEX SERIES) -- The Series pursues its objective by investing in a portfolio of stocks representative of the holdings in the S&P 500 Index. The Sub-Adviser, Bankers Trust Company, analyzes the stocks in the index with a set of quantitative criteria that may indicate whether a stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, Bankers Trust Company determines whether the Series should (1) overweight invest more in a particular stock, (2) underweight
- invest less in a particular stock, or (3) hold a neutral position invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Series will be similar to those comprising the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. Under normal conditions, the Series will invest at least 80% of its assets in equity securities of companies in the index and futures contracts representative of the stocks that make up the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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THE S&P 500 INDEX is a well-known stock market index that includes common stocks
of  500  companies.   These  companies  are  from  several   industrial  sectors
representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the NYSE.
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The Series also may invest a portion of its assets in options and futures, which are primarily used to hedge the Series' portfolio but may be used to increase returns and to maintain exposure to the equity markets.

SERIES I (INTERNATIONAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Series may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in at least three countries other than the United States.

--------------------------------------------------------------------------------
EQUITY SECURITIES include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
--------------------------------------------------------------------------------

The Series' investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*   The prospects for relative growth among foreign countries

*   Expected levels of inflation

*   Government policies influencing business conditions

*   The outlook for currency relationships

*   The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Series. Criteria for selection of individual securities include:

*   The issuer's competitive position

*   Prospects for growth

*   Management strength

*   Earnings quality

*   Underlying asset value

*   Relative market value

*   Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The Series typically sells an investment when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES J (MID CAP GROWTH SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of companies with total market value of $10 billion or below at the time of purchase. The Investment Manager selects securities that it believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a "bottom-up" approach to choose equity securities, which may include ADRs. The Investment Manager identifies securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential often include securities of smaller and less mature companies which often have unique proprietary products or profitable market niches and the potential to grow very rapidly.

The Series may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns, or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series typically sells a stock if its growth prospects diminsh, or if better opportunities become available.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities.
Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES K (GLOBAL STRATEGIC INCOME SERIES) -- The Series pursues its objective by investing under normal circumstances at least 65% of its assets in debt securities of issuers worldwide, including bonds, notes, debentures, preferred stock and high yield securities (also referred to as "junk bonds")

Wellington Management Company, LLP, the Series' Sub-Adviser, may select debt securities issued by any private or governmental entity. The Series may invest without limitation in any region of the world, including investments in developed foreign countries and emerging market foreign countries. The quality of the portfolio's investments will range from investment grade to high yield securities or junk bonds.

--------------------------------------------------------------------------------
An EMERGING MARKET FOREIGN COUNTRY consists of all countries determined by the Sub-Adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.
--------------------------------------------------------------------------------

Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities o fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   preferred stock

*   privately-issued securities deemed to be liquid by the Sub-Adviser

The investment decision-making process used for the Series is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals.

The Series may invest in securities denominated in any currency. The Series will seek to protect against currency exchange rate changes that are adverse to its foreign currency positions by hedging selected investments to the U.S. dollar. The Series will also seek exposure to foreign currencies on an opportunistic basis to take advantage of currency exchange rate movements.

The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. The Series may also enter into short sales of securities and currencies. These derivatives strategies will be used:

*   To adjust the portfolio's exposure to a particular currency

*   To manage risk or enhance income

*   As a substitute for purchasing or selling securities.

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES L (CAPITAL GROWTH SERIES) -- The Series invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Series focuses on a relatively small number of intensively researched companies. The Series' Sub-Adviser, Alliance Capital Management L.P., selects the Series' investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Normally, the Series invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' net assets. During market declines, while adding to positions in favored stocks, the Series becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Series becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Series also may:

*   invest up to 20% of its net assets in convertible securities;

*   invest up to 15% of its total assets in foreign securities;

*   make short sales "against the box" of up to 15% of its net assets; and

*   invest up to 10% of its total assets in illiquid securities.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market instruments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES M (GLOBAL TOTAL RETURN SERIES) -- The Series pursues its objective through asset allocation and security selection by investing in a diversified portfolio of global equity and fixed income securities. The Series' Sub-Adviser, Wellington Management Company, LLP seeks to allocate on average about 80% of total assets to equity securities and about 20% of total assets to fixed income securities. Under normal circumstances, the Portfolio invests at least 65% of its total assets in equity and fixed income securities of issuers worldwide, but typically maintains a fully invested position.

The Series is not required to allocate any particular percentage of its assets to equity or fixed-income securities. Allocations will vary as a result of the Sub-Adviser's judgment of the relative attractiveness of industries, sectors, countries, currencies, and asset classes. The portfolio will be rebalanced to the desired asset allocation and currency exposure on a regular basis primarily through the use of exchange-listed futures contracts and currency forwards.

ASSET ALLOCATION. Asset allocation across asset classes (specifically stocks, bonds and cash) and exposure to countries or currencies are based on the Sub-Adviser's assessment of the relative attractiveness of an asset class, country or currency. Attractiveness is evaluated based on a quantitative analysis of multiple fundamental factors such as market valuation, economic conditions, interest rates, and other relevant measures. The Sub-Adviser uses a disciplined portfolio management approach which seeks to balance investment risk and expected return to determine the overall asset allocation and country and currency exposure of the Series. The Series seeks to exceed the total return of a blended benchmark consisting of 80% MSCI World Equity Index in U.S. dollars and 20% Salomon Brothers World Government Bond Index in U.S. dollars.

EQUITY SECURITIES. Investments in global equity securities are selected using proprietary quantitative analysis techniques to affirm the fundamental evaluation of equity securities. Equity investments are evaluated based on quantitative valuation and timeliness measures combined with fundamental analysis of a company's management, cash flow, earnings, dividends, and business environment. A disciplined analytical process is used to evaluate the relative expected return and control portfolio risk. The Series invests in equity securities and other securities with equity characteristics issued in the United States and abroad, including common stocks, preferred stocks, convertible securities, warrants and rights, as well as ADRs and other depositary receipts. Under normal circumstances, equity investments will be broadly diversified by country, industry and company.

FIXED INCOME SECURITIES. The investment decision-making process used for fixed income securities is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation, country and currency selection, and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sales decisions are made by the portfolio manager with strong reliance on in-house research professionals. Under normal circumstances, the Series may invest without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities

*   fixed income securities and commercial paper issued by corporations

*   bank obligations, such as certificates of deposit or bankers' acceptances

*   mortgage-backed   and   asset-backed   securities,   which  are   securities
    representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized mortgage obligations, including interest-only bonds and principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

*   privately-issued securities deemed to be liquid by the Sub-Adviser

These debt securities may be issued in the United States or abroad, and may include investment grade as well as high yield debt obligations (also referred to as "junk bonds"). Many of these investments will be denominated in foreign currencies.

The Series typically sells an investment when the company or issuer begins to show deteriorating relative fundamentals, or when alternative investments become sufficiently more attractive.

The Sub-Adviser's portfolio management team meets regularly in order to coordinate the decision-making between the asset allocation, equity and fixed income elements of the portfolio.

Investments in derivatives include principally futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts and currency forwards. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. Derivative contracts may be less expensive to trade and may provide greater liquidity, making them easier to buy or sell than the underlying financial instrument. Use of derivatives is the preferred method to reallocate exposure to asset classes, countries and currencies, although reallocation may also be accomplished by direct purchase and sale of financial instruments. The Sub-Adviser will not use derivatives to leverage the portfolio. Derivative strategies also may be used to:

*   manage risk

*   enhance income

Under adverse market conditions, the Series could invest some or all of its assets in cash, foreign currencies, high quality debt securities or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES N (MANAGED ASSET ALLOCATION SERIES) -- The Series pursues its objective by normally investing approximately 60% of total assets in common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Sub-Adviser, T. Rowe Price Associates, Inc., concentrates common stock investments in larger, established companies but may include small- and medium-sized companies with good growth prospects, as well as up to 35% of the equity portion in foreign (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities.....................   50-100%
High Yield Securities ("Junk Bonds")............     0-30%
Foreign (Non-dollar-Denominated)
  High Quality Debt Securities..................     0-30%
Cash Reserves...................................     0-20%

The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market. Bonds will be primarily investment-grade and chosen from across the entire government, corporate and mortgage-backed bond market. While maturities will vary with T. Rowe Price's view of market conditions; the weighted average maturity of the fixed income portion as a whole (except for cash reserves) is expected to be in the range of 7 - 12 years. The Series may also invest in foreign stocks and bonds for diversification. Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries. The Series may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these investments, it will be exposed to additional volatility and potential losses.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves, which may include money market instruments and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES O (EQUITY INCOME SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

*   An established operating history

*   Above-average dividend yield relative to the S&P 500 Index

*   Low price/earnings ratio relative to the S&P 500 Index

*   A sound balance sheet and other financial characteristics

* Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

-------------------------------------------------------------------------------
PRICE/EARNINGS RATIO ("P/E") is the price of a stock divided by its earnings per share. The price/earnings ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.
-------------------------------------------------------------------------------

While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in seeking the Series' objective.

Under adverse market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

SERIES P (HIGH YIELD SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). The Series will not purchase a debt security, if at the time of purchase, it is rated in default. The Series may invest in equity securities, including common stocks, American Depositary Receipts, exchange-traded real estate investment trusts, warrants and rights. The Series' average weighted maturity is expected to be between 5 and 15 years.

-------------------------------------------------------------------------------
HIGH YIELD SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.
--------------------------------------------------------------------------------

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests.

Under adverse market conditions the Series could invest some or all of its assets in cash, U.S. government securities, commercial notes or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES Q (SMALL CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in stocks of small-capitalization companies that the Series' Sub-Adviser, Strong Capital Management, Inc., believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of purchase. Strong specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options to limit its exposure to adverse market movements. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time. Strong may sell a stock when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

-------------------------------------------------------------------------------
The RUSSELL 2500(TM) INDEX is a market capitalization weighted U.S. equity index published by Frank Russell Company. The index is a subset of the Russell 3000 Index which measures the performance of the 3,000 largest U.S. companies. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.
--------------------------------------------------------------------------------

Under adverse market conditions, the Series could invest some or all of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government). Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

SERIES S (SOCIAL AWARENESS SERIES) -- The Series pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Series' social criteria.

--------------------------------------------------------------------------------
The DOMINI 400 SOCIAL INDEXSM (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.
--------------------------------------------------------------------------------

The Investment Manager uses a "bottom-up" approach when selecting growth-oriented and value-oriented stocks. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

After identifying potential investments, the Investment Manager determines if the securities meet the Series' established social criteria. The Series does not invest in securities of companies that engage in the production of:

*   Nuclear energy

*   Alcoholic beverages

*   Tobacco products

Additionally, the Series does not invest in companies that significantly engage in:

*   The manufacture of weapons

*   Practices that have a detrimental effect on the environment

*   The gambling industry

The Series seeks out companies that:

*   Contribute substantially to the communities in which they operate

*   Demonstrate a positive record on employment relations

* Demonstrate substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents

*   Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. If the Investment Manager determines that securities held by the Series do not comply with its social criteria, the security is sold within a reasonable time. This requirement may cause the Series to sell the security at a disadvantageous time.

Under adverse market conditions the Series could invest some or all of its assets in cash, U.S. government securities and money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES T (TECHNOLOGY SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of technology companies. The Series is non-diversified and expects to hold approximately 30 to 50 positions. The Series may invest up to 40% of its total assets in foreign securities. The Series may actively trade its investments without regard to the length of time they have been owned by the Series.

--------------------------------------------------------------------------------
The TECHNOLOGY SECTOR consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and Internet and new media companies.
--------------------------------------------------------------------------------

The Sub-Adviser, Wellington Management Company, LLP, uses fundamental analysis to choose technology securities in foreign and U.S. markets. The Series'
investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. The Sub-adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Series reflects the Sub-adviser's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

*   A positive change in operating results is anticipated

*   Unrecognized or undervalued capabilities are present

* The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Series when:

*   Target prices are achieved

* Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook

*   More attractive value in a comparable company is available.

The Series may invest in securities denominated in any currency. The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

*   To adjust the portfolio's exposure to a particular currency

*   To manage risk

*   As a substitute for purchasing or selling securities

Under adverse market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SERIES V (MID CAP VALUE SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of companies with total market value of $10 billion or below at the time of purchase. The Series may also invest in ADRs. The Investment Manager selects securities which it considers to be undervalued.

The Investment Manager typically chooses securities that appear undervalued relative to assets, earnings, growth potential or cash flows. The value stocks included in the Series' portfolio consist of all sizes of companies, but due to the nature of value companies, typically consist of small- to medium-size companies. The Series may sell a stock if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.


The Series also may invest a portion of its assets in options and futures contracts which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.


Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES) -- The Series pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks. Although the Series does not have any requirements as to the capitalization of issuers in which it invests, the Series' Sub-Adviser, OppenheimerFunds, currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Series may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Series can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Series can also use hedging instruments and certain derivative investments.

In selecting securities for purchase or sale by the Series, OppenheimerFunds uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

* Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

*   Fundamental research: OppenheimerFunds use internal research and analysis by
    other  market   analysts,   with  emphasis  on  current   company  news  and
    industry-related events.

* Judgment: The portfolio is then continuously re-balanced, using all of the tools described above.

Under adverse or unstable market conditions, the Series can invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SERIES X (SMALL CAP GROWTH SERIES) -- The Series pursues its investment objective by investing, under normal circumstances, at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of the companies in the Russell 2000(TM) Growth Index at the time of purchase. The Series may also invest in securities of emerging growth companies. Emerging growth companies include companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Series may actively trade its investments without regard to the length of time they have been owned by the Series.

--------------------------------------------------------------------------------
The RUSSELL 2000(TM) GROWTH INDEX is a market capitalization weighted U.S. equity index published by Frank Russell Company. This index measures the performance of the companies in the Russell 2000 Index that have higher price/book ratios and higher forecasted growth rates.
--------------------------------------------------------------------------------

The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive.

Under adverse market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

SERIES Y (SELECT 25 SERIES) -- The Series pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Investment Manager selects what it believes to be premier growth companies as the core position for the Series. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Series also may invest a portion of its assets in options and futures contracts which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart indicates which main risks apply to which Series of the Fund. However, the fact that a particular risk is not indicated as a main risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a main risk for that Series. For example, the risk of investing in smaller companies is not listed as a main risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Series A. The Portfolio Manager for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

--------------------------------------------------------------------------------------------------------------------------------
                                        A   B   C   D   E   G   H   I    J   K   L   M   N   O   P   Q   S   T   V   W   X   Y
--------------------------------------------------------------------------------------------------------------------------------
Market Risk                             X   X       X       X   X   X    X       X   X   X   X       X   X   X   X   X   X   X
--------------------------------------------------------------------------------------------------------------------------------
Smaller Companies                                                        X                           X       X   X       X
--------------------------------------------------------------------------------------------------------------------------------
Value Stocks                            X   X                                        X       X       X   X   X   X
--------------------------------------------------------------------------------------------------------------------------------
Growth Stocks                           X   X       X       X   X        X       X   X   X               X   X       X   X   X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities                      X   X       X   X   X       X    X   X   X   X   X   X   X   X   X   X   X   X   X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                    X               X        X       X               X       X
--------------------------------------------------------------------------------------------------------------------------------
Options and Futures                     X   X       X   X   X   X   X    X   X   X   X   X   X   X   X   X   X   X   X   X   X
--------------------------------------------------------------------------------------------------------------------------------
Short Sales                                                                  X   X
--------------------------------------------------------------------------------------------------------------------------------
Active Trading                                      X                        X   X   X               X       X      X   X
--------------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk                          X   X       X                    X       X   X       X
--------------------------------------------------------------------------------------------------------------------------------
Credit Risk                                 X   X       X                    X       X   X       X
--------------------------------------------------------------------------------------------------------------------------------
Prepayment Risk                             X   X       X                    X       X   X       X
--------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities                              X                    X       X   X       X
-------------------------------------------------------------------------------------------------------------------------------
Restricted Securities                       X   X                            X       X   X   X   X   X       X           X   X
--------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                       X           X                    X       X   X   X   X                       X
--------------------------------------------------------------------------------------------------------------------------------
Interest Rate Swap Agreements                           X
--------------------------------------------------------------------------------------------------------------------------------
Social Investing                                                                                         X
--------------------------------------------------------------------------------------------------------------------------------
Focused Investment Strategy                                                      X                                           X
--------------------------------------------------------------------------------------------------------------------------------
Non-Diversification                                         X                                                X
-------------------------------------------------------------------------------------------------------------------------------
Industry Concentration                                      X                                                X
--------------------------------------------------------------------------------------------------------------------------------
Investment in Investment Companies      X   X                       X    X
--------------------------------------------------------------------------------------------------------------------------------
Technology Stocks                                                                                            X
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Your investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Series operationally. The exact impact is not known, but it could affect the value of some of the Series holdings and increase its operational costs.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Options and futures may be used to hedge a Series' portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

SHORT SALES -- A short sale is a transaction in which the Series sells a security or currency in anticipation that the market price of that security or currency will decline. A Series may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. A Series may also enter into short sales of securities and currencies in order to hedge the currency exchange risk associated with assets denominated in foreign currencies, adjust the portfolio's exposure to a particular currency, manage risk or enhance income, or as a substitute for purchasing or selling securities. The loss to a Series could be substantial if the price of the security or currency sold short does not decline in value.

--------------------------------------------------------------------------------
SELLING SHORT "AGAINST THE BOX" means that the Series owns, or has the right to acquire, without payment of any further consideration, the security or currency sold short. In a short sale against the box, the Series is exposed to the risk of being forced to deliver appreciated stock or currency to close the position if the borrowed stock or currency is called, causing a taxable gain to be recognized.
--------------------------------------------------------------------------------

ACTIVE TRADING -- Active trading involves higher expenses including higher brokerage commissions.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

PREPAYMENT RISK -- The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

MORTGAGE-BACKED   SECURITIES  --  A  Series  which  invests  in  mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

--------------------------------------------------------------------------------
WHAT ARE MORTGAGE-BACKED SECURITIES? Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called "GINNIE MAES," "FANNIE MAES" and "FREDDIE MACS."
--------------------------------------------------------------------------------

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

HIGH YIELD SECURITIES -- Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.

INTEREST RATE SWAP AGREEMENTS -- Investment in total return swap agreements entails both interest rate and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Series under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Series' loss will consist of the net amount of contractual interest payments that the Series has not yet received. The Investment Manager will monitor the creditworthiness of counterparties to the Series' interest rate swap transactions on an ongoing basis.

SOCIAL INVESTING -- Social investing may present additional risks to a Series because it will limit the availability of investment opportunities compared to those of similar funds which do not impose such restrictions on investment. In addition, if the Investment Manager determines that securities held by the Series do not comply with its social criteria, the Series must sell the security at a time when it may be disadvantageous to do so.

FOCUSED INVESTMENT STRATEGY -- The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A Series which focuses its investments in fewer stocks than this can be expected to be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION -- A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a single security's increase or decrease in value may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile that a diversified Series.

INDUSTRY CONCENTRATION -- Investment in sector-specific stocks, subjects a Series to industry concentration risk, which is the chance that the Series return could be hurt significantly by problems affecting a particular sector. Because a sector fund concentrates its investments in a particular industry, or group of related industries, its performance can be significantly affected, for better or worse, by developments in that sector.

INVESTMENT IN INVESTMENT COMPANIES -- Investment in other investment companies, may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Series invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

TECHNOLOGY STOCKS -- Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

ADDITIONAL INFORMATION -- For more information about the investment program of the Series; including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in the Series' by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Performance information for Series G, H, I, L, Q, T, W and Y is not included since they each have less than one full calendar year of operating history. Fee waivers and/or expense reimbursements for Series K, P, V and X during certain time periods reduced the expenses of those Series and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

================================================================================
SERIES A (EQUITY SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -9.8%
1991   36.1%
1992   11.1%
1993   13.7%
1994   -1.7%
1995   36.8%
1996   22.7%
1997   28.7%
1998   25.4%
1999    8.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     20.4%         December 31, 1998
Lowest                     -17.8%        September 30, 1990
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
Series A             8.1%          24.0%           16.1%
S&P 500             21.0%          28.6%           18.2%
---------------------------------------------------------------

================================================================================
SERIES B (LARGE CAP VALUE SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   -4.4%
1991   37.7%
1992    6.3%
1993    9.6%
1994   -3.0%
1995   30.1%
1996   18.3%
1997   26.5%
1998    7.9%
1999    1.5%

--------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
--------------------------------------------------------------
                                           QUARTER ENDED
Highest                    14.5%           June 30, 1997
Lowest                    -10.6%        September 30, 1999
--------------------------------------------------------------

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
--------------------------------------------------------------
                         PAST          PAST          PAST
                        1 YEAR        5 YEARS      10 YEARS
Series B                  1.5%         16.3%         12.2%
S&P 500                  21.0%         28.6%         18.2%
S&P 500 BARRA Value
Index                    12.7%         22.9%         15.4%
--------------------------------------------------------------
Beginning January 1, 2000 the primary benchmark will be the S&P 500 BARRA Value Index.
--------------------------------------------------------------

================================================================================
SERIES C (MONEY MARKET SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990   8.0%
1991   5.6%
1992   3.2%
1993   2.6%
1994   3.7%
1995   5.4%
1996   5.1%
1997   5.2%
1998   5.1%
1999   4.6%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      2.4%           June 30, 1989
Lowest                        .6%        September 30, 1993
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND YIELD
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Series C              4.6%           5.1%           4.9%
7-Day Yield           4.8%
---------------------------------------------------------------

================================================================================
SERIES D (GLOBAL SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990   -22.7%
1991    12.7%
1992    -2.6%
1993   31.6%
1994     2.7%
1995    10.9%
1996    17.5%
1997     6.5%
1998    20.1%
1999    53.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     34.9%         December 31, 1999
Lowest                     -10.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                 PAST       PAST       PAST
                                1 YEAR    5 YEARS    10 YEARS
Series D                        53.7%      20.7%      11.4%
MSCI                            25.3%      20.2%      12.0%
Lehman Brothers
   High Yield Index              2.4%       9.3%      10.7%
---------------------------------------------------------------

================================================================================
SERIES E (DIVERSIFIED INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     6.7%
1991    17.0%
1992     7.4%
1993    12.6%
1994    -6.9%
1995    18.6%
1996    -0.7%
1997    10.0%
1998     8.0%
1999    -3.8%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1990-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                      5.9%          March 31, 1993
Lowest                      -4.6%          March 31, 1994
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST     PAST      PAST
                                   1 YEAR  5 YEARS   10 YEARS
Series E                           -3.8%     6.1%     6.6%
Lehman Brothers Government/
   Corporate Bond Index            -2.2%     7.6%     7.7%
Lehman Brothers
   Corporate Bond Index            -1.9%     8.2%     8.2%
---------------------------------------------------------------

================================================================================
SERIES J (MID CAP GROWTH SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW

1990     N/A
1991     N/A
1992     N/A
1993   13.6%
1994   -5.1%
1995   19.5%
1996   18.0%
1997   20.0%
1998   18.0%
1999   61.9%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1992-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     38.8%         December 31, 1999
Lowest                     -16.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                 PAST 1 YEAR   PAST 5 YEARS   (SINCE 10/1/92)
Series J            61.9          26.4%           22.5%
S&P Midcap          14.7%         23.1%           18.7%
---------------------------------------------------------------

================================================================================
SERIES K (GLOBAL STRATEGIC INCOME SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   13.7%
1997    5.4%
1998    6.9%
1999    1.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     6.3%          December 31, 1998
Lowest                     -2.8%         September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                    PAST      LIFE OF SERIES
                                   1 YEAR     (SINCE 6/1/95)
Series K                             1.2%          7.5%
Lehman Brothers
   Global Bond Index                -5.2%          8.7%
Salomon Smith Barney
   World Government Non-U.S.
   Hedged Index                      2.3%          9.8%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company, LLP became the subadvisor for Series K. The appropriate benchmark going forward will be the Salomon Smith Barney World Government Non-U.S. Hedged Index.
---------------------------------------------------------------

================================================================================
SERIES M (GLOBAL TOTAL RETURN SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996    14.2%
1997     6.2%
1998    12.6%
1999    14.0%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     14.1%         December 31, 1998
Lowest                     -11.0%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series M                          14.0%           11.8%
S&P 500                           21.1%           27.0%
MSCI World Index                  25.3%           19.9%
---------------------------------------------------------------
Effective May 15, 1999, Wellington Management Company became subadvisor for Series M. The appropriate benchmark going forward will be the MSCI World Index.
---------------------------------------------------------------

================================================================================
SERIES N (MANAGED ASSET ALLOCATION SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   12.8%
1997   18.4%
1998   18.4%
1999    9.7%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     11.5%         December 31, 1998
Lowest                      -4.5%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series N                           9.7%           14.5%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES O (EQUITY INCOME SERIES)
================================================================================

1990     N/A
1991     N/A
1992     N/A
1993     N/A
1994     N/A
1995     N/A
1996   20.0%
1997   28.4%
1998    9.0%
1999    3.1%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                        13.0%        June 30, 1999
Lowest                         -8.6%     September 30, 1999
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 6/1/95)
Series O                           3.1%           16.7%
S&P 500                           21.0%           27.0%
---------------------------------------------------------------

================================================================================
SERIES P (HIGH YIELD SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996      N/A
1997    13.4%
1998     5.8%
1999     1.3%

-----------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1996-1999)
-----------------------------------------------------------------
                                             QUARTER ENDED
Highest                      3.4%           March 31, 1998
Lowest                      -1.3%         September 30, 1998
-----------------------------------------------------------------

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
-----------------------------------------------------------------
                                               LIFE OF SERIES
                                PAST 1 YEAR    (SINCE 8/5/96)
Series P                           1.3%            7.9%
Lehman Brothers
   High Yield Index                2.4%            7.08%*
-----------------------------------------------------------------
*Index  performance  is  only  available  to  the  Series  at the beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 1999.
-----------------------------------------------------------------

================================================================================
SERIES S (SOCIAL AWARENESS SERIES)
================================================================================

1990     N/A
1991     N/A
1992   16.4%
1993   11.9%
1994   -3.7%
1995   27.7%
1996   18.8%
1997   22.7%
1998   31.4%
1999   17.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1991-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                    24.8%          December 31, 1998
Lowest                     -9.7%            June 30, 1992
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                            PAST      PAST     LIFE OF SERIES
                           1 YEAR    5 YEARS   (SINCE 5/1/91)
Series S                  17.2%       23.5%        16.6%
S&P 500                   21.0%       28.6%        16.01%
Domini Social Index       24.5%       17.2%        22.1%
---------------------------------------------------------------

================================================================================
SERIES V (MID CAP VALUE SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994      N/A
1995      N/A
1996      N/A
1997      N/A
1998    16.6%
1999    18.9%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1997-1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     21.9%           June 30, 1999
Lowest                     -15.0%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1999)
---------------------------------------------------------------
                                              LIFE OF SERIES
                                PAST 1 YEAR   (SINCE 5/1/97)
Series V                           18.9%          25.1%
S&P 500                            21.0%          27.4%
BARRA Value Index                  12.7%          18.3%
---------------------------------------------------------------

================================================================================
SERIES X (SMALL CAP GROWTH SERIES)
================================================================================

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1990       N/A
1991       N/A
1992       N/A
1993       N/A
1994       N/A
1995       N/A
1996       N/A
1997       N/A
1998     11.5%
1999     87.2%

---------------------------------------------------------------
HIGHEST AND LOWEST RETURNS
(QUARTERLY 1999)
---------------------------------------------------------------
                                            QUARTER ENDED
Highest                     51.3%         December 31, 1999
Lowest                     -16.2%        September 30, 1998
---------------------------------------------------------------

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
---------------------------------------------------------------
                                              LIFE OF SERIES
                               PAST 1 YEAR   (SINCE 10/15/97)
Series X                          87.2%          36.8%
Russell 2000(TM) Index            24.4%           5.6%*
---------------------------------------------------------------
*Index performance is only available to the Series at the beginning of each month. The Russell 2000(TM) Index is for the period October 1, 1997 to December 31, 1999.

Series X participates in the initial public offering ("IPO") market, which may have a significant impact on its total return during the time it has a small asset base. There can be no assurance that IPOs will continue to have the same impact on the Series performance as the Fund's assets grow.
---------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, is the Series' Investment Manager. On December 31, 1999, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.

The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Series D and Series W. OppenheimerFunds, Inc., (including subsidiaries and affiliates) managed more than $120 billion in assets as of March 31, 2000, including other mutual funds with more than five million shareholder accounts.

The Investment Manager has engaged Bankers Trust Company, 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Series H and Series I. Bankers Trust Company ("Bankers Trust"), a New York banking corporation with principal offices at 130 Liberty Street New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation and an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. As of December 31,1999, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets. Bankers Trust managed $270.5 billion of the $287 billion in client assets.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. These past events led to a guilty plea by Bankers Trust, but did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order. As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to Series H and Series I.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to Series Q and Series X. Strong was established in 1974 and as of December 31, 1999, managed over $38 billion in assets.

The Investment Manager has engaged Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to Series K, Series M and Series T.

Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $248 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions and individuals.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and Series O. T. Rowe Price was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed approximately $179 billion in investments for approximately 8 million individual and institutional accounts.

The Investment Manager has engaged Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105 to provide investment advisory services to Series L. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1999, totaling more than $368 billion (of which approximately $169 billion represented the assets of investment companies).

The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisors without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-advisor is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series which use a sub-advisor:

*   performing initial due diligence on prospective sub-advisors for the Series

*   monitoring the performance of the sub-advisors

*   communicating performance expectations to the sub-advisors

* ultimately recommending to the Board of Directors whether a sub-advisor's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisors. Although the Investment Manager will monitor the performance of the sub-advisors, there is no certainty that any sub-advisor or Series will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated.

------------------------------------------------------
MANAGEMENT FEES
(expressed as a percentage of average net assets)
------------------------------------------------------
Series A.......    0.75%     Series M......    1.00%
Series B.......    0.75%     Series N......    1.00%
Series C.......    0.50%     Series O......    1.00%
Series D.......    1.00%     Series P......    0.75%
Series E.......    0.75%     Series Q*.....    1.00%
Series G*......    1.00%     Series S......    0.75%
Series H.......    0.75%     Series T*.....    1.00%
Series I.......    1.10%     Series V......    0.75%
Series J.......    0.75%     Series W*.....    1.00%
Series K.......    0.75%     Series X......    1.00%
Series L*......    1.00%     Series Y......    0.75%
------------------------------------------------------
*These Funds were not available until May 1, 2000.
------------------------------------------------------

The Investment Manager may waive its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGERS -- CHARLES ALBERs, Senior Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Albers was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Albers holds a bachelor of arts from Kenyon College and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

STEVE BOWSER, Second Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since June 1997. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst.

DAVID J. GOERZ, III, Vice President at Wellington Management, has had day-to-day responsibility for managing Series M since May 1, 1999. Mr. Goerz is the head of Wellington Management's Tactical Asset Allocation research group. Prior to joining Wellington Management in 1995, Mr. Goerz was Senior Investment Strategist and Product Manager at TSA Capital Management (1994-1995) and Senior Quantitative Analyst at ARCO Investment Management (1990-1994). Mr. Goerz earned a B.S. degree in applied mathematics from the University of California, Los Angeles and an M.S. degree in operations research from Stanford University.

SYED J. HASNAIN, Senior Vice President and Large Cap Growth Portfolio Manager with Alliance has been the manager of Series L (Capital Growth Series) since its inception in May of 2000. Mr. Hasnain joined Alliance in 1993 after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil. from Cambridge University, an Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School.

LUCIUS T. HILL, III, Senior Vice President at Wellington Management, has had day-to-day responsibility for managing Series K (Global Strategic Income Series) since March 30, 1999. Mr. Hill chairs Wellington Management's Core Bond Strategy Group, which sets investment policy guidelines for portfolios managed in the Core Bond and Strategic Total Return styles. Mr. Hill is also a member of Wellington Management's Strategic Total Return Strategy Group. Prior to joining Wellington Management in 1993, Mr. Hill was a corporate bond trader at C.S. First Boston Corporation (1986-1990), and a money market trader at Dean Witter Reynolds (1983-1986). Mr. Hill earned a B.A. degree in economics and political science from Yale University and an M.B.A. degree from Columbia Business School.

DEAN S. BARR, Managing Director and Head of Global Quantitative Index Strategies, has been co-manager of Series H (Enhanced Index Series) since he joined Bankers Trust in September 1999. Prior to joining Bankers Trust, he was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. He has a bachelor's degree from Cornell University and an MBA in finance from New York University Graduate School of Business.

MANISH KESHIVE, Vice President of Bankers Trust, has been co-manager of Series H (Enhanced Index Series) since September 1999. He joined Bankers Trust in 1996. Prior to joining Bankers Trust, he was a student earning a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.

MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

TERRY A. MILBERGER, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since 1989. He has been the lead manager of Series Y (Select 25 Series) since its inception in May 1999 and has managed Series B (Large Cap Value Series) since March 7, 2000. Mr. Milberger has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.

NIKOLAOS D. MONOYIOS, Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Monoyios was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Monoyios holds a bachelor of arts in economics from Princeton University and an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

EDMUND M. NOTZON, Managing Director of T. Rowe Price and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed Series N (Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

CHRIS PHALEN, Research Analyst of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of businesss administration and accounting degree.

RONALD C. OGNAR, Portfolio Manager of Strong, has managed Series X (Small Cap Growth Series) since its inception in 1997. Mr. Ognar is a Chartered Financial Analyst with more than 30 years of investment experience. He joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that he was a portfolio manager at Kemper Financial Services in Chicago. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

I. CHARLES RINALDI, portfolio manager at Strong, has been the manager of Series Q (Small Cap Value Series) since its inception in May of 2000. He has over 25 years of investment experience. He joined Strong in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

BRIAN C. ROGERS, Director, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

JAMES P. SCHIER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 and Series V (Mid Cap Value Series) since its inception in 1997. He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

CINDY L. SHIELDS, Second Vice President and Portfolio Manager of the Investment Manager, has managed Series S (Social Awareness Series) since 1994 and has managed Series G (Large Cap Growth Series) since its inception in May of 2000. She joined the Investment Manager in 1989. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analyst with ten years of investment experience.

DAVID G. TOUSSAINT, portfolio manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Mr. Toussaint has nine years of investment experience and is a Chartered Financial Analyst. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and in various managerial positions in their investment operations group. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

JULIE WANG, Director at Bankers Trust, has been co-manager of Series I (International Series) since its inception in May 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.

WELLINGTON MANAGEMENT COMPANY'S GLOBAL TECHNOLOGY TEAM has managed Series T (Technology Series) since its inception in May of 2000. The Global Technology Team is comprised of a group of global industry analysts who focus on various sub-sectors of the Technology industry. The Global Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts; macro-economic analysts and traders.

FRANK WHITSELL, Research Analyst of the Investment Manager, has co-managed Series Y (Select 25 Series) since February 2000. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA.

WILLIAM L. WILBY, Senior Vice President and Director of International Equities of OppenheimerFunds, became manager of Series D (Global Series) in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

MARK ZAVANELLI, Associate Portfolio Manager at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income(R) Series) since its inception in May of 2000. Prior to joining Oppenheimer Funds in 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment advisor (from August 1995) and a financial research analyst for Elder Research (from June 1997). Mr. Zavanelli holds a bachelor of science from the Wharton School, University of Pennsylvania. He is a Chartered Financial Analyst.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

The Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-advisor to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

* holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

*   paying marketing fees requested by broker-dealers who sell the Fund

*   training sales personnel

*   creating and mailing advertising and sales literature

* financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

You may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Series is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies can not be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of the fundamental policies applicable to each of the Series. Some of the more important fundamental policies are outlined below. The Series will not:

* with respect to 75% of its total assets, invest more than 5% of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (this limitation does not apply to Series G or to Series
    T)

* with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer other than the U.S. Government or its instrumentalities (this limitation does not apply to Series G or to Series T)

* invest 25% or more of its total assets in any one industry (this limitation does not apply to Series G or Series T).

The full text of each Series' fundamental policies are included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Series, as well as some of their management practices.

CONVERTIBLE SECURITIES AND WARRANTS -- Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. Series D, I, K, M, N, P, Q, T and X may invest in emerging market foreign securities.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Each of the Series that invests in equity securities may invest in small or medium sized companies.

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back asset backed securities and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. Series E, K, M, N and P may invest in asset-backed securities.

MORTGAGE-BACKED SECURITIES -- Series E, K, M, N and P may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments
(IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities. Each of the Series can invest in restricted securities.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. Series B, D, E, I, K, M, N, O, P and X may invest in high yield securities.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Series C may invest in GICs. When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- Each Series, other than Series C, may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful. Each Series other than Series C may invest in hybrid instruments.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Series E, K, M, P, Q and X may enter into these types of transactions.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant
Sub-Advisor believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT COMPANIES -- A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series, other than Series C, may invest in the shares of other investment companies.

BORROWING -- Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand certain of the Series' financial performance during the past five years, or the period since commencement of a Series. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

--------------------------------------------------------------------------------------------------------------------------------
SERIES A
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                          -----------------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $34.27        $29.39        $24.31        $21.03        $16.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.11          0.17          0.16          0.18          0.18
Net gain (loss) on securities (realized & unrealized).....       2.56          7.05          6.75          4.50          5.65
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       2.67          7.22          6.91          4.68          5.83

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.27)        (0.17)        (0.18)        (0.20)        (0.15)
Distributions (from realized gains).......................      (1.16)        (2.17)        (1.65)        (1.20)        (0.65)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.43)        (2.34)        (1.83)        (1.40)        (0.80)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $35.51        $34.27        $29.39        $24.31        $21.03
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................        8.1%         25.4%         28.7%         22.7%         36.8%

RATIOS/SUPPLEMENTAL DATA

Net assets end of period (thousands)......................  $1,396,995    $1,307,332      $999,929      $714,591      $519,891
Ratio of expenses to average net assets...................       0.81%         0.81%         0.81%         0.83%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       0.31%         0.59%         0.66%         0.90%         1.21%
Portfolio turnover rate...................................         49%           39%           61%           57%           83%

--------------------------------------------------------------------------------------------------------------------------------
SERIES B
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................    $ 39.81        $41.60        $35.40        $33.95        $26.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.83          0.72          0.83          0.79
Net gain (loss) on securities (realized & unrealized).....      (0.65)         2.60          8.47          5.16          7.16
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      (0.08)         3.43          9.19          5.99          7.95

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.85)        (0.71)        (0.86)        (0.78)        (0.54)
Distributions (from realized  gains)......................     (14.49)        (4.51)        (2.13)        (3.76)          ---
                                                               ------         -----         -----         -----         -----
Total distributions.......................................     (15.34)        (5.22)        (2.99)        (4.54)        (0.54)
                                                               ------         -----         -----         -----         -----
Net asset value end of period.............................    $ 24.39        $39.81        $41.60        $35.40        $33.95
                                                               ======         =====         =====         =====         =====
Total return (b)..........................................       1.5%          7.9%         26.5%         18.3%         30.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................  $1,051,832    $1,196,979    $1,198,302      $956,586      $795,113
Ratio of expenses to average net assets...................       0.82%         0.80%         0.83%         0.84%         0.83%
Ratio of net investment income (loss) to average net
   assets.................................................       2.00%         2.02%         1.89%         2.56%         2.70%
Portfolio turnover rate...................................         73%          119%           62%           58%           94%

--------------------------------------------------------------------------------------------------------------------------------
SERIES C
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                             ---------------------------------------------------------------
                                                             1999(a)      1998(a)(e)     1997(e)      1996(a)(e)     1995(e)
                                                             -------      ----------     -------      ----------     -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.53        $12.53        $12.56        $12.34        $12.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.57          0.68          0.79          0.61          0.74
Net gain (loss) on securities (realized & unrealized).....      (0.01)        (0.06)        (0.15)         0.01         (0.08)
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.56          0.62          0.64          0.62          0.66

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.05)        (0.62)        (0.67)        (0.40)        (0.59)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $12.04        $12.53        $12.53        $12.56        $12.34
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       4.6%          5.1%          5.2%          5.1%          5.4%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $153,589      $128,083       $98,015      $128,672      $105,436
Ratio of expenses to average net assets...................       0.57%         0.57%         0.58%         0.58%         0.60%
Ratio of net investment income (loss) to average net
   assets.................................................       4.61%         4.99%         5.04%         4.89%         5.27%
Portfolio turnover rate...................................         ---           ---           ---           ---           ---

--------------------------------------------------------------------------------------------------------------------------------
SERIES D
--------------------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEAR ENDED DECEMBER 31
                                                               ------------------------------------------------------------
                                                               1999          1998          1997          1996          1995
                                                               ----          ----          ----          ----          ----
PER SHARE DATA
Net asset value beginning of period.......................     $ 6.74        $ 6.14        $ 6.14        $ 5.56        $ 5.07

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)..............................       0.02          0.03          0.04          0.03          0.05
Net gain (loss) on securities (realized & unrealized).....       3.29          1.18          0.38          0.93          0.50
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       3.31          1.21          0.42          0.96          0.55

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.09)        (0.13)        (0.20)          ---
Distributions (from realized  gains)......................      (0.97)        (0.52)        (0.29)        (0.18)        (0.06)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.97)        (0.61)        (0.42)        (0.38)        (0.06)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.08        $ 6.74        $ 6.14        $ 6.14        $ 5.56
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      53.7%         20.1%          6.5%         17.5%         10.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $525,748      $349,794      $285,782      $247,026      $177,781
Ratio of expenses to average net assets...................       1.21%         1.26%         1.24%         1.30%         1.31%
Ratio of net investment income (loss) to average net
   assets.................................................       0.32%         0.92%         0.74%         0.74%         0.90%
Portfolio turnover rate...................................         76%          166%          129%          115%          169%

--------------------------------------------------------------------------------------------------------------------------------
SERIES E
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $12.42        $12.25        $12.00        $12.86        $11.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.76          0.74          0.86          0.75          0.74
Net gain (loss) on securities (realized & unrealized).....      (1.22)         0.19          0.31         (0.85)         1.36
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      (0.46)         0.93          1.17         (0.10)         2.10

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
Distributions (from realized  gains)......................        ---           ---           ---           ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.41)        (0.76)        (0.92)        (0.76)        (0.76)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $10.55        $12.42        $12.25        $12.00        $12.86
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      (3.8)%         8.0%         10.0%        (0.7)%         18.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $136,632      $154,722      $140,909      $134,041      $125,652
Ratio of expenses to average net assets...................       0.82%         0.83%         0.83%         0.83%         0.85%
Ratio of net investment income (loss) to average net
   assets.................................................       6.34%         6.31%         6.67%         6.77%         6.60%
Portfolio turnover rate...................................         25%           70%          106%          232%          180%

--------------------------------------------------------------------------------
SERIES H
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                              ENDED
                                                           DECEMBER 31
                                                           -----------
                                                             1999(i)

PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.04
Net gain (loss) on securities (realized & unrealized).....       1.19
                                                                -----
Total from investment operations..........................       1.23

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.04)
Distributions (from capital gains)........................      (0.04)
                                                                -----
Total distributions.......................................      (0.08)
                                                                -----
Net asset value end of period.............................     $11.15
                                                                =====
Total return (b)..........................................       12.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $25,023
Ratio of expenses to average net assets...................       1.04%
Ratio of net investment income (loss) to average net
   assets.................................................       0.82%
Portfolio turnover rate...................................         52%

--------------------------------------------------------------------------------
SERIES I
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                               ENDED
                                                           DECEMBER 31
                                                          ---------------
                                                            1999(d)(i)

PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.04)
Net gain (loss) on securities (realized & unrealized).....       3.04
                                                                -----
Total from investment operations..........................       3.00

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---
Distributions (from realized  gains)......................        ---
                                                                -----
Total distributions.......................................        ---
                                                                -----
Net asset value end of period.............................     $13.00
                                                                =====
Total return (b)..........................................       30.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................      $9,857
Ratio of expenses to average net assets...................       2.25%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.7)%
Portfolio turnover rate...................................         98%

--------------------------------------------------------------------------------------------------------------------------------
SERIES J
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               --------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $22.51        $21.33        $18.25        $16.06        $13.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.05)        (0.04)        (0.03)        (0.04)         0.04
Net gain (loss) on securities (realized & unrealized).....      11.65          3.70          3.67          2.93          2.58
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................      11.60          3.66          3.64          2.89          2.62

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (0.14)        (0.06)        (0.03)          ---
Distributions (from realized  gains)......................      (3.96)        (2.34)        (0.50)        (0.67)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (3.96)        (2.48)        (0.56)        (0.70)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $30.15        $22.51        $21.33        $18.25        $16.06
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      61.9%         18.0%         20.0%         18.0%         19.5%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $429,528      $271,281      $226,297      $148,421       $93,379
Ratio of expenses to average net assets...................       0.82%         0.82%         0.82%         0.84%         0.84%
Ratio of net investment income (loss) to average net
   assets.................................................      (0.25)%       (0.21)%       (0.11)%       (0.21)%         0.26%
Portfolio turnover rate...................................         55%           94%          107%          123%          202%

--------------------------------------------------------------------------------------------------------------------------------
SERIES K
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               ----------------------------------------------------------------
                                                               1999        1998(d)       1997(d)       1996(d)    1995(a)(c)(d)
                                                               ----        -------       -------       -------    -------------
PER SHARE DATA
Net asset value beginning of period.......................     $ 9.56        $10.06        $10.72        $10.22        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.79          1.02          1.12          0.90          0.54
Net gain (loss) on securities (realized & unrealized).....      (0.68)        (0.32)        (0.56)         0.50          0.22
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.11          0.70          0.56          1.40          0.76

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---         (1.02)        (0.94)        (0.77)        (0.47)
Distributions (from realized  gains)......................      (0.06)        (0.18)        (0.28)        (0.13)        (0.04)
Return of capital.........................................        ---           ---           ---           ---         (0.03)
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.06)        (1.20)        (1.22)        (0.90)        (0.54)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $ 9.61        $ 9.56        $10.06        $10.72        $10.22
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       1.2%          6.9%          5.4%         13.7%          7.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $11,369       $13,028       $14,679       $12,720        $5,678
Ratio of expenses to average net assets...................       1.62%         1.13%         0.64%         0.84%         1.63%
Ratio of net investment income (loss) to average net
   assets.................................................       7.80%        10.85%         9.81%        10.79%        11.03%
Portfolio turnover rate...................................        208%           57%           85%           86%          127%

--------------------------------------------------------------------------------------------------------------------------------
SERIES M
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $12.87        $12.29        $12.05        $10.71        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.15          0.20          0.16          0.15          0.17
Net gain (loss) on securities (realized & unrealized).....       1.49          1.33          0.59          1.36          0.54
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       1.64          1.53          0.75          1.51          0.71

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.44)        (0.27)        (0.26)        (0.12)          ---
Distributions (from realized gains).......................      (0.98)        (0.68)        (0.25)        (0.05)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.42)        (0.95)        (0.51)        (0.17)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $13.09        $12.87        $12.29        $12.05        $10.71
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      14.0%         12.6%          6.2%         14.2%          7.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $44,034       $45,174       $48,379       $38,396       $15,976
Ratio of expenses to average net assets...................       1.36%         1.24%         1.26%         1.34%         1.94%
Ratio of net investment income (loss) to average net
   assets.................................................       1.09%         1.33%         1.71%         2.73%          3.2%
Portfolio turnover rate...................................        155%           49%           64%           40%          181%

--------------------------------------------------------------------------------------------------------------------------------
SERIES N
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $16.01        $13.88        $12.02        $10.73        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.38          0.26          0.24          0.19          0.16
Net gain (loss) on securities (realized & unrealized).....       1.15          2.26          1.96          1.18          0.57
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       1.53          2.52          2.20          1.37          0.73

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.60)        (0.24)        (0.21)        (0.07)          ---
Distributions (from realized  gains)......................        ---         (0.15)        (0.13)        (0.01)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (0.60)        (0.39)        (0.34)        (0.08)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $16.94        $16.01        $13.88        $12.02        $10.73
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       9.7%         18.4%         18.4%         12.8%          7.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $98,487       $76,121       $38,182       $23,345       $10,580
Ratio of expenses to average net assets...................       1.17%         1.22%         1.35%         1.45%         1.90%
Ratio of net investment income (loss) to average net
   assets.................................................       2.45%         2.49%         2.71%         2.67%          2.8%

Portfolio turnover rate...................................         24%           10%           28%           41%           26%

--------------------------------------------------------------------------------------------------------------------------------
SERIES O
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               ---------------------------------------------------------------
                                                               1999          1998          1997          1996       1995(A)(C)
                                                               ----          ----          ----          ----       ----------
PER SHARE DATA
Net asset value beginning of period.......................     $18.35        $17.62        $14.01        $11.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.30          0.29          0.19          0.17          0.17
Net gain (loss) on securities (realized & unrealized).....       0.19          1.30          3.77          2.17          1.53
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       0.49          1.59          3.96          2.34          1.70

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.59)        (0.25)        (0.14)        (0.03)          ---
Distributions (from realized  gains)......................      (0.98)        (0.61)        (0.21)          ---           ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.57)        (0.86)        (0.35)        (0.03)          ---
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $17.27        $18.35        $17.62        $14.01        $11.70
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................       3.1%          9.0%         28.4%         20.0%         17.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $207,022      $204,070      $150,391       $62,377       $13,528
Ratio of expenses to average net assets...................       1.09%         1.08%         1.09%         1.15%         1.40%
Ratio of net investment income (loss) to average net
   assets.................................................       1.66%         1.93%         2.31%         2.62%          3.0%
Portfolio turnover rate...................................         35%           20%           21%           22%            3%

--------------------------------------------------------------------------------------------------------------------------------
SERIES P
--------------------------------------------------------------------------------------------------------------------------------
                                                                        FISCAL YEAR ENDED DECEMBER 31
                                                             ---------------------------------------------------
                                                             1999(d)      1998(d)(e)    1997(d)(e)    1996(d)(f)
                                                             -------      ----------    ----------    ----------
PER SHARE DATA
Net asset value beginning of period.......................     $16.80        $17.60        $15.99        $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       1.30          0.89          0.68          0.51
Net gain (loss) on securities (realized & unrealized).....      (1.08)         0.12          1.43          0.48
                                                                -----         -----         -----         -----
Total from investment operations..........................       0.22          1.01          2.11          0.99

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (1.37)        (1.63)        (0.42)          ---
Distributions (from realized  gains)......................      (0.10)        (0.18)        (0.08)          ---
                                                                -----         -----         -----         -----
Return of Capital                                               (0.04)          ---           ---           ---
                                                                -----         -----         -----         -----
Total distributions.......................................      (1.51)        (1.81)        (0.50)          ---
                                                                -----         -----         -----         -----
Net asset value end of period.............................     $15.51        $16.80        $17.60        $15.99
                                                                =====         =====         =====         =====
Total return (b)..........................................       1.3%          5.8%         13.4%          6.6%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $19,152       $14,949        $6,767        $2,665
Ratio of expenses to average net assets...................       0.18%         0.18%         0.31%         0.28%
Ratio of net investment income (loss) to average net
   assets.................................................       8.55%         8.17%         8.58%         8.24%

Portfolio turnover rate...................................         29%           87%           77%          151%

--------------------------------------------------------------------------------------------------------------------------------
SERIES S
--------------------------------------------------------------------------------------------------------------------------------
                                                                              FISCAL YEAR ENDED DECEMBER 31
                                                               -------------------------------------------------------------
                                                               1999        1998(e)       1997(e)       1996(e)       1995(e)
                                                               ----        -------       -------       -------       -------
PER SHARE DATA
Net asset value beginning of period.......................     $28.40        $22.25        $19.08        $16.49        $12.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.07          0.09          0.06          0.03          0.09
Net gain (loss) on securities (realized & unrealized).....       4.60          6.78          4.21          3.07          3.51
                                                                -----         -----         -----         -----         -----
Total from investment operations..........................       4.67          6.87          4.27          3.10          3.60

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.16)        (0.06)        (0.04)        (0.08)        (0.08)
Distributions (from realized  gains)......................      (1.20)        (0.66)        (1.06)        (0.43)          ---
                                                                -----         -----         -----         -----         -----
Total distributions.......................................      (1.36)        (0.72)        (1.10)        (0.51)        (0.08)
                                                                -----         -----         -----         -----         -----
Net asset value end of period.............................     $31.71        $28.40        $22.25        $19.08        $16.49
                                                                =====         =====         =====         =====         =====
Total return (b)..........................................      17.2%         31.4%         22.7%         18.8%         27.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................    $236,576      $152,641       $89,332       $57,497       $36,830
Ratio of expenses to average net assets...................       0.82%         0.82%         0.83%         0.84%         0.86%
Ratio of net investment income (loss) to average net
   assets.................................................       0.29%         0.47%         0.35%         0.30%         0.75%
Portfolio turnover rate...................................         24%           23%           49%           67%          122%

--------------------------------------------------------------------------------------------------------------------------------
SERIES V
--------------------------------------------------------------------------------------------------------------------------------
                                                                  FISCAL YEAR ENDED DECEMBER 31
                                                               ------------------------------------
                                                               1999        1998(d)    1997(a)(d)(g)
                                                               ----        -------    -------------
PER SHARE DATA
Net asset value beginning of period.......................     $14.83        $13.13        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.03          0.03          0.12
Net gain (loss) on securities (realized & unrealized).....       2.66          2.14          3.01
                                                                -----         -----         -----
Total from investment operations..........................       2.69          2.17          3.13

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.05)        (0.08)          ---
Distributions (from realized  gains)......................      (0.74)        (0.39)          ---
                                                                -----         -----         -----
Total distributions.......................................      (0.79)        (0.47)          ---
                                                                -----         -----         -----
Net asset value end of period.............................     $16.73        $14.83        $13.13
                                                                =====         =====         =====
Total return (b)..........................................      18.9%         16.6%         31.3%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $42,885       $18,523        $6,491
Ratio of expenses to average net assets...................       0.84%         0.71%         0.40%
Ratio of net investment income (loss) to average net
   assets.................................................       0.32%         0.42%         1.55%
Portfolio turnover rate...................................         57%           72%           79%

--------------------------------------------------------------------------------------------------------------------------------
SERIES X
--------------------------------------------------------------------------------------------------------------------------------
                                                                FISCAL YEAR ENDED DECEMBER 31
                                                             -------------------------------------
                                                             1999(d)       1998(d)      1997(d)(h)
                                                             -------       -------      ----------
PER SHARE DATA
Net asset value beginning of period.......................     $10.67        $ 9.60        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................        ---          0.02          0.01
Net gain (loss) on securities (realized & unrealized).....       9.27          1.07         (0.41)
                                                                -----         -----         -----
Total from investment operations..........................       9.27          1.09         (0.40)

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................      (0.02)        (0.02)          ---
Distributions (from realized  gains)......................      (0.52)          ---           ---
                                                                -----         -----         -----
Total distributions.......................................      (0.54)        (0.02)          ---
                                                                -----         -----         -----
Net asset value end of period.............................     $19.40        $10.67        $ 9.60
                                                                =====         =====         =====
Total return (b)..........................................      87.2%         11.5%        (4.0)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $44,095        $5,621        $2,640
Ratio of expenses to average net assets...................       0.57%         0.59%         0.98%
Ratio of net investment income (loss) to average net
   assets.................................................         ---         0.26%         0.73%
Portfolio turnover rate...................................        283%          367%          402%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES Y
--------------------------------------------------------------------------------
                                                           FISCAL YEAR
                                                              ENDED
                                                           DECEMBER 31
                                                           -----------
                                                             1999(i)
PER SHARE DATA
Net asset value beginning of period.......................     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      (0.01)
Net gain (loss) on securities (realized & unrealized).....       2.38
                                                                -----
Total from investment operations..........................       2.37

LESS DISTRIBUTIONS:
Dividends (from net investment income)....................        ---
Distributions (from realized  gains)......................        ---
                                                                -----
Total distributions.......................................        ---
                                                                -----
Net asset value end of period.............................     $12.37
                                                                =====
Total return (b)..........................................       23.7%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)......................     $31,399
Ratio of expenses to average net assets...................       0.97%
Ratio of net investment income (loss) to average net
   assets.................................................     (0.16)%
Portfolio turnover rate...................................         54%
--------------------------------------------------------------------------------
 (a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

 (b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

 (c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (d) Fund expenses for Series I, K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

               1995    1996    1997     1998    1999
     Series I   ---     ----    ----     ---    4.20%
     Series K  2.03%   1.59%    1.39%   1.66%    ---
     Series P   ---    1.11%    1.14%   0.93%   0.86%
     Series V   ---     ---     1.14%   0.89%    ---
     Series X   ---     ---     1.98%   1.59%   1.33%

 (e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                 1995       1996      1997      1998
     Series A    0.83%     0.83%     0.81%     0.81%
     Series B    0.83%     0.84%     0.83%     0.80%
     Series C    0.60%     0.58%     0.58%     0.57%
     Series E    0.85%     0.83%     0.83%     0.83%
     Series J    0.83%     0.84%     0.82%     0.82%
     Series P     ---       ---      0.31%     0.18%
     Series S    0.84%     0.84%     0.83%     0.82%

 (f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

 (g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

 (i) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
  BY TELEPHONE -- Call 1-800-888-2461.

  BY MAIL -- Write to:
  Security Management Company, LLC
  700 SW Harrison
  Topeka, KS 66636-0001

  ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

  SEC:  On the EDGAR Database at http://www.sec.gov

  SMC, LLC:  http://www.securitybenefit.com

  Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
  publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund..................................    811-02753